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                               SUPPLEMENT TO THE
                    MITCHELL HUTCHINS LIR SELECT MONEY FUND
                        PROSPECTUS DATED JULY 31, 1998

                                                                October 27, 1998

Dear Investor,

        Mitchell Hutchins Asset Management Inc. has agreed to waive 12 basis points of its 18 basis point management fee from October 19, 1998 through January 18, 1999. Until that date, management fees will be 6 basis points (0.06%). As a result, "Total Operating Expenses" noted on page 4 of the prospectus will be reduced to 6 basis points (0.06%) for Institutional shares and to 31 basis points (0.31%) for Financial Intermediary shares through that date.